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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________


         Date of report (Date of earliest event reported): March 6, 2003



                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-26001                     22-3640393
   --------                      -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
   Company)


                              WEST 80 CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (201) 967-1900


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 4, 6, 8 AND 9. NOT APPLICABLE.


ITEM 5.   OTHER EVENTS.

     On March 17, 2003, Hudson City Bancorp, Inc. (the "Company"), announced the appointment of William G. Bardel of Lawrenceville, New Jersey, to the Board of Directors of the Company, its holding company, Hudson City MHC, and its principal operating subsidiary, Hudson City Savings Bank. The appointment is effective as of March 6, 2003. A copy of the Company's press release announcing such action is attached as Exhibit 99.1 to this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


        EXHIBIT NO.                            DESCRIPTION
        -----------                            -----------
            99.1                 Press release, dated March 17, 2003.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HUDSON CITY BANCORP, INC.


                                       By: /s/ Ronald E. Hermance, Jr.
                                           ------------------------------------
                                           Ronald E. Hermance, Jr.
                                           President and Chief Executive Officer



Dated:  March 17, 2003





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                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION
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    99.1                 Press release, dated March 17, 2003, announcing that
                         the Company has appointed a new director.






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